                                                                   Exhibit 99(b)

                 Cohen & Steers Advantage Income Realty Fund, Inc.

                                POWER OF ATTORNEY

         Gregory Clark, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Advantage Income Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



                                                 /s/ Gregory Clark
                                                ---------------------
                                                Gregory Clark


                                                Date: May 1, 2001

                                                                   Exhibit 99(c)


                 Cohen & Steers Advantage Income Realty Fund, Inc.

                                POWER OF ATTORNEY

         Robert H. Steers, whose signature appears below, hereby constitutes and appoints Martin Cohen and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Advantage Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                 /s/ Robert H. Steers
                                                ------------------------
                                                Robert H. Steers


                                                Date: May 1, 2001

                                                                   Exhibit 99(c)

                  Cohen & Steers Advantage Income Realty Fund, Inc.

                                POWER OF ATTORNEY


         Martin Cohen, whose signature appears below, hereby constitutes and appoints Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Advantage Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                 /s/ Martin Cohen
                                                --------------------
                                                Martin Cohen


                                                Date: May 1, 2001

                                                                   Exhibit 99(d)

                  Cohen & Steers Advantage Income Realty Fund, Inc.

                                POWER OF ATTORNEY

         George Grossman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Advantage Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



                                                 /s/ George Grossman
                                                -----------------------
                                                George Grossman


                                                Date: May 1, 2001

                                                                   Exhibit 99(e)


                 Cohen & Steers Advantage Income Realty Fund, Inc.

                               POWER OF ATTORNEY


         Willard H. Smith, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers Advantage Income Realty Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-14 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



                                                 /s/ Willard H. Smith, Jr.
                                                ----------------------------
                                                Willard H. Smith, Jr.


                                                Date: May 1, 2001